Exhibit 99.1

Merrill Lynch 18th Annual Global Pharmaceutical, Biotechnology and Medical Device Conference February 8, 2007

Safe Harbor This presentation contains certain "forward-looking" statements. These statements are based on the current estimates and assumptions of the management of Adams Respiratory Therapeutics, Inc. (or "Adams") as of the date of this presentation and are naturally subject to uncertainty and changes in circumstances. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Actual results may vary materially from the expectations contained in this presentation. When used in this presentation, the words "may", "will", "should", "could", "would", "plan", "anticipate", "believe", "estimate", "intend", "project", "potential" and "expect" and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause the actual results of Adams to be materially different from those reflected in such forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others: Adams' ability to in-license or acquire new products and brands and successfully develop new products; Adams' ability to increase consumer awareness and expand professional endorsement of its products; Adams' ability to preserve and successfully defend its patent position; Adams' ability to successfully extend the long-acting guaifenesin platform to new market segments and build the prescription drug market; the continued success of Mucinex SE, Mucinex DM and Mucinex D and the successful commercialization of Humibid, Delysm, the Children's line of Mucinex products, and future products; the FDA's removal from the market of products similar to Mucinex D, Mucinex DM and future products; continued and increased competition; Adams' ability to utilize technology in connection with product development; Adams' ability to successfully develop erdosteine; the FDA's denial of Adam's NDA for a prescription cough suppressant; the severity of the cough and cold season; and other risk factors set forth under Item 1A. Risk Factors in Adams' Annual Report on Form 10-K for the fiscal year ended June 30, 2006 and under Item 1A. Risk Factors in Adams' Quarterly Report on Form 10-Q for the period ended September 30, 2006. Except to the extent required by applicable securities laws, Adams is not under any obligation to (and expressly disclaims any such obligation to) update its forward-looking statements, whether as a result of new information, future events, or otherwise. All statements contained in this presentation are made only as of the date of this presentation. A, Adams, A Adams Respiratory Therapeutics, Adams Respiratory Therapeutics, Delsym, Humibid, Junior Mucus, Mini-Melts, Mucinex, Mucinex IN...Mucus OUT, Mr. Mucus, Mrs. Mucus, Nothing Lasts Longer, and the Junior Mucus, Mr. Mucus and Mrs. Mucus characters are our trademarks and have been registered in the U.S. Patent and Trademark Office or are the subject of pending U.S. trademark applications. The marks may also be the subject of foreign trademark registrations and/or trademark applications. Each of the other trademarks, trade names or service marks appearing in this document belongs to its respective holder.

A Specialty Pharmaceutical Company Adams is focused on: Developing a range of solutions that treat respiratory disease Late-stage development and marketing of differentiated OTC and Rx pharmaceutical brands

Adams' Business Strategy Build internal pipeline by extending guaifenesin platform to other OTC & Rx respiratory segments Access platform technologies to accelerate product development Four - pronged strategy Drive Mucinex(r) brand awareness & market share among professionals and consumers Build Rx business through acquisition/licensing

12- Months Ended 6- Months Ended Strong Growth in Revenues (in millions) 6/03 12/05 6/04 6/05 YoY Growth 82% CAGR '03-'06 158% 12/06 6/06 $239.1 $110.3

Mucinex(r) Brand a Category Leader Mucinex(r) Brand a Category Leader SE 20's # 3 # 13 DM 20's # 6 # 22 SE 40's # 7 All OTC SKUs All Items Top 500 UPC Dollar Ranking at Drug Outlets (2) Higher ranking SKUs: 6 cigarettes 4 beverages 2 OTC products Source: Information Resources, Inc. (IRI) Brand Ranking Report for the 4-week period ended 12/31/06 in the cough/cold/allergy/sinus (c/c/a/s) category in F/D/Mx. Source: IRI Top 500 Items in Drug Stores Report for the 52 weeks ended 12/31/06. Ave. # of SKUs carried in store

Dollar Market Share for Children's Mucinex(r) and Delsym(r) Continues to Accelerate Source: IRI data for the pediatric and cough syrup segments of the c/c/a/s category for the periods ended 12/31/06. +6.3 pts VYA +4.8 pts VYA +1.2 pts VYA

Source: IRI data for the c/c/a/s market for the 4 weeks ended 12/31/06. Adams Gaining Category Strength Mucinex(r) Mucinex(r) DM Mucinex(r) D Mucinex(r) Children's Liquids Mucinex(r) Children's Mini-Melts Delsym(r) Dollar Share of C/C/A/S Category by Major Product +5.2 points VYA 3.7 3.5 1.2 0.7 0.5 11.9% total 0.7 0.5 2.3 3.9 2.3 0.5 6.7% total 4 Weeks Ended 12/25/05 12/31/06 4 Weeks Ended

Four Catalysts for Growth OTC Portfolio Diversification and Expansion FDA Exclusivity Decision on DM and D New Rx NDA Erdosteine

Fiscal 2006 Fiscal 2007 Accelerated Development and Diversification Fiscal 2008 Expect to double existing portfolio

Consumer Advertising February 2006 Competing Product Removal? Competing Product Removal? FDA Exclusivity Decision Pending Consumer Advertising November 2004 Competing Products Removed December 2003 Launched July 2002 Approved July 2002 $125 MM Rx market $20 MM Rx market Consumer Advertising November 2004 Note: Market size = No. of Rx's (based on IMS Health NPA data for 12 months ended 6/30/06) at Mucinex(r) pricing. Launched October 2005 Approved June 2004 Launched August 2004 Approved April 2004 Mucinex(r) SE Mucinex(r) DM Mucinex(r) D $99 MM Rx market 1.6 MM Rx 7.8 MM Rx

Adams Seeks FDA Approval for its First Rx - A New Cough Suppressant NDA submitted Dec. 2006 600/1200 mg guaifenesin (GGE) combinations Approx. 24 MM cough Rx's/year(1) Two other GGE products in development (1) Source: IMS Health NPA reports - MAT 2/06; MAT 3/06.

Erdosteine In-licensed mucoregulator compound with a unique profile Improvements in mucociliary clearance, mucus volume, flow characteristics and cough(1) Approved in more than 30 foreign markets; approx. 24 million patient exposures Phase IIb clinical program completed Dec. 2006 400 patients with chronic bronchitis associated with chronic obstructive pulmonary disorder (COPD) Top-line results anticipated end of March 2007 (1) According to published European studies.

Financials

2007 Fiscal Second Quarter Net Sales by Major Product $39,224 $30,646 $9,130 $18,475 Acquired 6/06 $12,571 Launched 8/06 ($ in thousands) Accelerating Growth Rate Total Net Sales = $110.6 MM +75% vs. Q2 FY06

Top-Line Diversification Continues Top-Line Diversification Continues $16.3 MM or ~34% $31.0 MM or ~66% Net Sales growth = $47.3 million

Income Statement Overview $110.6 $63.2 $239.1 $160.2 $61.3 Net Sales 75.9% 78.0% 79.4% 80.6% 80.5% Gross Margin % $19.4 17.6% $17.4 27.5% $76.2 32% $44.4 28% $19.7 32% Pretax Income % of Net Sales $12.5 $10.7 $46.4 $27.0 $35.8 Net Income 2006 2005 2006 2005 2004 Three months ended Dec. 31, Years ended June 30, (in millions) (1) SG&A $23.3 $78.0 $99.0 $29.7 $56.0 R&D $3.2 $7.4 $18.9 $6.7 $4.1 (1) Includes non-cash pre-tax charge of $2.7 million related to the AlleRx royalty interest.

Year-Over-Year Operating Expenses: SG&A Year-Over-Year Operating Expenses: SG&A Fiscal 2006 SG&A Spend: $99 MM Fiscal 2007 Estimated SG&A Spend: $168 - $172 MM

Future Growth Drivers Base-brand Market Share Expansion Successful Children's Mucinex(r) Launch Delsym(r) Acquisition and Growth Portfolio Diversification and Expansion New Combo Products Exclusivity Decision on DM and D Erdosteine Acquisitions/In-licensing Vision: Become a $1 billion company over a 5-year time horizon

Merrill Lynch 18th Annual Global Pharmaceutical, Biotechnology and Medical Device Conference February 8, 2007